FU N C T I O N A L DIS R UP T IV E ESSEN TI AL EN ER G Y N A S D A Q : C E L H | M A R C H 2 0 2 3

IMPORTANT NOTICE AND DISCLAIMER

This presentation has been prepared by us (the "Company") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source.

This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

This presentation is made pursuant to Rule 163B of the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or certain institutional accredited investors solely for the purposes of familiarizing such investors with the Company and determining whether such investors might have an interest in a securities offering contemplated by the Company. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has been filed, or become effective, as of the date of this communication. This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.


CELSIUS
LIVE FIT
SPARKLING
WILD BERRY
CELSIUS
LIVE FIT
SPARKLING
GRAPE RUSH
CELSIUS
SPARKLING
LEMON LIME
CELSIUS
SPARKLING
ORANGE
CELSIUS
SPARKLING
MANGO PASSIONFRUIT
CELSIUS
SPARKLING
STRAWBERRY GUAVA
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

EXECUTIVE MANAGEMENT KEY MANAGEMENT


CELSIUS
PEACH VIBE
ARCTIC Vibe
Tropical Vibe
Fantasy Vibe

JOHN FIELDLY, PRESIDENT & CEO



- Joined Celsius in 2012
- Over 20 years of broad financial and operational experience with extensive consumer goods background
- Held leadership roles at Lebhar-Friedman, a B2B Media Company that served the retail industry
- Began his career in retail within FDM channel through various leadership roles with the Eckerd Corporation; supported the sale to CVS in 2004
- B.S in Accounting from University of South Florida; Certified Public Accountant

JARROD LANGHANS, CFO



- Joined Celsius in April 2022
- Over 20 years of domestic and international financial and operational experience
- Past public accounting experience with Cherry Bekaert & CBIZ MHM
- Primo Water Corporation, CFO of the Rest of World Operating Segment covering 19 countries across Europe as well as Israel
- Certified Public Accountant and a Certified Fraud Examiner

CELSIUS LIVE FIT
INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

MISSION I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | M A R C H 2 0 2 3 Celsius Holdings, Inc. (Nasdaq: CELH), founded in April, 2004, is a global company, with a proprietary, clinically proven formula for flagship brand CELSIUS®. Our mission - to become the global leader of a branded portfolio which is proprietary, clinically proven or innovative in its category, and offers significant health benefits.

ESSENTIAL FUNCTIONAL ENERGY


CELSIUS
LIVE FIT
SPARKLING
STRAWBERRY GUAVA
ESSENTIAL ENERGY*
ACCELERATES METABOLISM*
BURNS BODY FAT

- PROVIDES ESSENTIAL ENERGY*
- PROPRIETARY METAPLUS® BLEND
- 7 ESSENTIAL VITAMINS
- ACCELERATES METABOLISM*
- BURNS BODY FAT & CALORIES*
- THERMOGENIC

NO

SUGAR
HIGH FRUCTOSE CORN SYRUP
ARTIFICIAL COLORS
ASPARTAME

0 SUGAR | GF GLUTEN FREE | KOSHER | NON GMO | CERTIFIED VEGAN VEGAN.ORG

*CELSIUS helps maintain the body's regular metabolic function. CELSIUS alone does not produce weight loss in the absence of a healthy diet and moderate exercise. So, whether you walk the dog or work out at the gym, make CELSIUS part of your daily regimen.

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

INVESTMENT CONSIDERATIONS

KEY INVESTMENT HIGHLIGHTS

1 DISRUPTIVE, PROVEN, & PROPRIETARY FUNCTIONAL BEVERAGE

CELSIUS - backed by multiple clinical/ university studies and peer-reviewed medical journals

2 CAPITALIZING ON HEALTH & WELLNESS THROUGH INNOVATION & EXPANDING PORTFOLIO

Consumers are rapidly leaving artificial and sugar soft drinks and other traditional categories. Functional beverages have emerged as the fastest-growing category in the beverage industry

3 STRONG MOMENTUM AND GROWTH TRAJECTORY

Q4 2022, Domestic revenue up 74% to $166.5 million, from $95.9 million in the year ago quarter. The increase was driven by accelerating double-digit growth in traditional channels of trade

4 EXPANDING CHANNELS OF TRADE

Strong sell-through and expanded offerings with the top retailers in C-Store, Mass, Club Grocery, Nutrition & Drug store channels including Circle K, Target, COSTCO, CVS, and Publix. 10.01.22 launch with PepsiCo distribution. Fast growing nationwide including club and food service, robust e-commerce channel, including Amazon Prime distribution

5 SIGNIFICANT BRAND AWARENESS

Increased marketing effort has significantly enhanced CELSIUS. Positioned as the front runner for the healthy, functional alternative to conventional energy drinks appealing to a broad consumer demographic


CELSIUS

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

PERFORMANCE VS CATEGORY



CELSIUS.
LIVE FIT
SPARKLING
STRAWBERRY LEMONADE
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

Q4 2022 and 12M ended December 31, 2022 Highlights

- **CELSIUS is the #1 brand driver of growth to the Energy Category in 2022, responsible for 22% of the category growth, driving $474 million in incremental sales
- The most recent reported Nielsen scan data as of 01/28/23, shows Celsius sales up +136.0% y/y for 4-wks, +129.8% y/y for 12-wks and +127.5% y/y for the fourth quarter. This compares to the energy category which grew +17.1% y/y for 4-wks, +10.8% y/y for 12-wks and +10.8% y/y in the fourth quarter
    - #3 energy brand in C-store in 4W as of 1/29: SPINS IRI ENERGY CATEGORY MULO+C DATA
    - On Amazon, CELSIUS® is the SECOND largest energy drink with a 16.9 % share of the Energy Drink Category, ahead of RED BULL® at a 11.7% share, and behind MONSTER® at 26.4% (YTD period ending 2/11/23, Stackline, Energy Drink Category: Total US) Þ Amazon full year 2022 sales of $57.9 million vs full year 2021 sales of $31.6 million, up 83.0% y/y.
- Per SPINS IRI Energy Category 4W data ending 01/29/23:
    - In MULOC, Celsius is the #3 Energy Drink in the US with a 6.4% market share vs. 3.4% y/y
    - In MULOC, Celsius grew ACV to 89.7% vs. 59.6% y/y
    - In Convenience, Celsius has seen an approximate 92.0% increase in ACV growth to 89.0%, compared to 46.3% y/y
    - Club channel revenue totaled over $138.7 million for the year ended December 31, 2022, up 247.0% y/y, compared to $39.9 million in 2021

**(Last 12 Weeks Ending 07.10.22, IRI MULO+C)

CELSIUS LIVE FIT
INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

ROUTE TO MARKET

STRONG CUSTOMER BASE

Increasing penetration across major distribution channels to retail locations

CONVENIENCE

QT, 7-Eleven, RaceTrac, Speedway, Circle K, Sunoco, Casey's General Store, Tedeschi Food Shops, Holiday

GROCERY

Publix, Harris Teeter, Hannaford, Kroger, Safeway, Mariano's, Giant Eagle, Aldi, Meijer, Ralphs, Food Lion, H-E-B, Stop & Shop, Hy-Vee, Dollar General

VITAMIN SPECIALTY & DRUG

CVS pharmacy, The Vitamin Shoppe, Rite Aid, Smoothie King, GNC Live Well

FITNESS

Gold's Gym, Crunch, Anytime Fitness, 24 Hour Fitness, Dick's Sporting Goods, In-Shape Health Clubs, Equinox, LA Fitness, Planet Fitness, XSport Fitness, Barry's Bootcamp

MILITARY

MCX Core Brands Corps Value, AAFES Army and Air Force Exchange Service, NEX Navy Exchange

ECOMMERCE

amazon, Walmart.com, instacart

NATURAL CHANNEL

The Fresh Market, Sprouts Farmers Market

VENDING

Vistar, FirstClassVending, canteen

MASS MARKET

Target, Costco Wholesale, BJ's, Sam's Club, Walmart

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

FUNCTIONAL ENERGY PLACEMENT





EACH CHANNEL HAS A DEFINED PLACEMENT STRATEGY

Celsius is sold ambient and cold across channels in grocery or pharmacy in multipacks, in fitness/emerging channels, cold.


CELSIUS
CELSIUS






CELSIUS

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

INITIAL PEPSICO DISTRIBUTION GAINS

NEW CHANNEL GAINS

- Food service channel:
  - As of March 1, 2023
- College and University locations:
  - Added over 1,600 locations since PepsiCo distribution launch, October 1, 2022.
- Healthcare locations:
  - Also added over 1,600 locations since PepsiCo distribution launch, October 1, 2022.
- Initial launch through hotel chains contracted with PepsiCo.
- Other segments including the travel/airport segment and Casinos.

TRANSACTION OVERVIEW

Overview	• Celsius and PepsiCo have entered into a long-term strategic distribution agreement and investment • PepsiCo to acquire certain Celsius distribution rights in the U.S. with future expansion opportunity as preferred global distribution partner • PepsiCo has made a $550 million investment in Celsius convertible preferred stock
Distribution Agreement	• PepsiCo to become Celsius' primary distribution partner in the U.S. through its leading DSD network and the preferred partner internationally • Celsius represents a rapidly growing lifestyle energy brand that enhances PepsiCo's existing energy portfolio • Celsius to manage transition of and make buy-out payment to existing distributors; PepsiCo to contribute funding to Celsius related thereto
Preferred Equity Investment	• PepsiCo made a net cash investment of $550 million in Celsius in exchange for convertible preferred stock (representing an estimated 8.5% ownership in Celsius on an as-converted basis and is entitled to a 5% annual dividend paid quarterly in cash or at Celsius' option, paid-in-kind (PIK) • Convertible preferred stock to automatically convert into common shares after 6 years on certain market share triggers and if above conversion price • Primary proceeds used to fund growth CapEx and operating expenses • PepsiCo has the right to nominate one director to the Board, increasing the Board size from 8 to 9
Strategic Rationale	• Transformational opportunity to gain immediate scale and accelerate market share by securing access to leading North America DSD network with global reach • Access to new consumption occasions through diversified channel exposure • Go-to-market portfolio optimization through strategic alliance with a global leader in beverages • Meaningful preferred equity investment aligns long-term interests while strengthening balance sheet position for working capital and growth investment
Pro Forma Impact	• Cash proceeds of $550 million will strengthen balance sheet position and fund ongoing growth initiatives • Distribution agreement expected to add significant topline scale and accelerate growth • Substantial margin accretion expected from leveraging PepsiCo's leading DSD network to rapidly scale the business
Timing	• Transaction closed August 1, 2022

CELSIUS LIVE FIT
INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

TRENDS: THE BIG PICTURE

OVERVIEW

- CELSIUS beverage and supplement products have emerged as the latest-growing category in the beverage industry - a now firmly established trend.
- Busier lifestyles and a focus on health and wellness are driving the need for convenient alternatives that give consumers a way to manage their well-being while they're o the go.
- Consumers are increasingly seeking new alternative beverages that help them achieve and maintain their health and wellness goals.
- CELSIUS' broad consumer demographic allows product to be distributed across more channels - including big-box retail, convenience , grocery, drug-store, fitness, health and wellness, and vitamin specialty - than any other functional or energy beverage.

PIONEERING POSITION

BETTER-FOR-YOU, FUNCTIONAL ENERGY

MASSES ARE LEAVING ARTIFICIAL OR SUGARY CARBONATED DRINKS


CELSIUS
LIVE FIT
SPARKLING
ORANGE
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

CELSIUS PIONEERS NEW GROUND

CLINICALLY-PROVEN FUNCTION + BETTER-FOR-YOU ENERGY

CELSIUS IS A **PROVEN FUNCTIONAL ENERGY DRINK**

CONSUMERS ARE READY FOR ENERGY 2.0

SUGARY ENERGY EXIT IS NOW... CELSIUS IS HERE


MONSTER
Red Bull

CONVENTIONAL ENERGY


hi-ball
RUNA

HEALTHIER ENERGY


CELSIUS
CELSIUS

BETTER-FOR-YOU, FUNCTIONAL ENERGY


vitaminwater
bai

FUNCTIONAL

CELSIUS LIVE FIT
INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

CAPITALIZING ON TODAY’S HEALTH & WELLNESS TRENDS PORTFOLIO

CELSIUS PORTFOLIO

CELSIUS provides all the essential energy you need. It is functional energy made with premium ingredients and zero sugar. CELSIUS is packed with 7 essential vitamins, has no artificial colors or flavors, no aspartame and no high fructose corn syrup.


CELSIUS
SPARKLING
PEACH VIBE
Tropical Vibe
ARCTIC Vibe
Fantasy Vibe
OASIS VIBE

SWEETENED WITH STEVIA

CELSIUS' first line extension that is both naturally sweetened and naturally caffeinated.

CELSIUS Stevia line is available in sparkling and non-carbonated flavors and contains the same proprietary formula proven to accelerate metabolism, burn body fat and prove healthy energy.


CELSIUS
SPARKLING

ON-THE-GO

Enjoy essential energy anywhere, anytime with the CELSIUS powder sticks. Each packet contains the same essential energy and premium ingredients as CELSIUS, only in compact form. **Just add water and go!**


CELSIUS

CELSIUS LIVE FIT
INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

CELSIUS PORTFOLIO

HEAT

CELSIUS HEAT is performance energy made with premium ingredients and is uniquely designed with 2,000 mg of L-Citrulline and 300mg caffeine to optimize performance and give a powerful energy boost.


CELSIUS
HEAT
PROVEN PERFORMANCE

BCAA+

BCAA + Energy can help with reducing muscle fatigue during and post exercise, reducing muscle damage and soreness, and providing a source of energy and immunity support.

CELSIUS BCAA + Energy contains no high fructose corn syrup, no aspartame, no artificial colors or flavors and zero sugar.

Recover right with this refreshing blend of BCAAs, Tart Cherry, Vitamin D3 and Electrolytes that replenish and rebuild, from workout to work.


CELSIUS
BCAA
+ENERGY

HEAT ON-THE-GO

Power through your workout with an exotic flavor of CELSIUS HEAT Jackfruit. With an ingredients roster of key vitamins, 2,000 mg of L-citrulline, and 300 mg caffeine, this performance energy drink is designed to increase thermogenesis and give you a boost of energy.


CELSIUS
HEAT

CELSIUS LIVE FIT
INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

GROWING GLOBAL EXPANSION

Globally defines territories which currently provide marketing and sales support within their respective territory.

- PepsiCo distribution transaction provides material new international expansion opportunities.



CARBONATED
CELSIUS
LIVE FIT
SPARKLING FUJI APPLE PEAR FLAVOR
ESSENTIAL ENERGY
SUGAR FREE
TAURINE & GREEN TEA EXTRACTS

ASIA DISTRIBUTION PARTNERS

- Hong Kong launched through A.S. Watson Water distributors in 2017.
- China market transitioned to recently closed nationwide distribution agreement with Qifeng Food Technology (Beijing) Co. Ltd*.
- CELSIUS will receive over $19 million between 2019 and 2023, including $12.25 million in repayment of invested capital and $6.9million from the royalty license fee.
- In 2024, agreement will transition to a 2%-3% volume-based royalty fee dependent on volume with minimum $2.2M royalty payment.
- The China agreement creates a risk-mitigated method of capturing market share.

EUROPEAN DISTRIBUTION

- Focused dedicated team in Nordics providing a playbook for further European expansion.



CELSIUS
ENERGY
FROZEN BERRY
NORDIC BERRIES
200 MG KOFFEIN
SOCKERFRI • HALLON ACAI
CELSIUS
ENERGY
HALLON ACAI
200 MG KOFFEIN
ZERO SUGAR • LEMON LIME
CELSIUS
ENERGY
lemon crush
LEMON LIME
200 MG CAFFEINE

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

FINANCIALS I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | M A R C H 2 0 2 3

DRIVING SHAREHOLDER VALUE I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | M A R C H 2 0 2 3

FY 2022 FINANCIAL SNAPSHOT MARGIN ANALYSIS I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | M A R C H 2 0 2 3

FINANCIAL PERFORMANCE FINANCIAL PROFILE REVENUE YOY I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | M A R C H 2 0 2 3 GROWTH TRENDS IN REVENUE BY QUARTER (UNAUDITED)

KEY TAKEAWAYS

CELSIUS 2023

- OUTPACING CATEGORY GROWTH
- PEPSICO DISTRIBUTION DEAL
- RESOUNDING CONSUMER DEMAND - TREND FORWARD
- RAPIDLY GROWING REVENUES AND GROSS PROFITS
- EXPANDED PRODUCT OFFERING
- INNOVATIVE PORTFOLIO CAPITALIZING ON HEALTH & WELLNESS TRENDS
- TRANSFORMING OPERATIONS FOR SALE
- DISCIPLINED DATADRIVEN TEAM


ORANGE
CELSIUS
LIVE FIT

CELSIUS LIVE FIT
INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

BOARD OF DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE



JOHN FIELDLY
CHAIRMAN



HAL KRAVITZ
LEAD DIRECTOR



CAROLINE LEVY
DIRECTOR



JOYCE RUSSELL
DIRECTOR



JIM LEE
DIRECTOR



NICK CASTALDO
DIRECTOR CHAIRMAN



CHERYL MILLER
DIRECTOR



DAMON DESANTIS
DIRECTOR



ALEXANDRE RUBERTI
DIRECTOR

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023

CELSIUS HOLDINGS, INC.

COMPANY CONTACT:	INVESTOR RELATIONS	

Cameron Donahue

Celsius IR

651.707.3532

cdonahue@celsius.com

VISIT OUR INVESTOR WEBSITE:

www.celsiusholdingsinc.com

CELSIUS LIVE FIT